Exhibit 10.23

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     This First Amendment to Employment Agreement (this "Amendment") is made and entered into as of this 17th day of May, 2001, by and between DATA SYSTEMS & SOFTWARE INC., a Delaware corporation (the "Company"), and GEORGE MORGENSTERN (the "Executive").

     WHEREAS, the Company and the Executive are parties to an Employment Agreement dated as of January 1, 1997 (the "Agreement"), which expires on December 31, 2001; and

     WHEREAS, the Company desires to assure itself of the Executive's continued services until December 31, 2002 before he considers an election to be retained by the Company on a part-time basis in an advisory and consultative capacity, and the Executive is willing to continue to provide such services to the Company on a full time basis until such date.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Paragraphs 1(a),  1(b),  2(a)(2)(i) and 4(a) of the Agreement are hereby
amended  by  deleting  the  references   therein  to  "December  31,  2001"  and
substituting "December 31, 2002" in its place.

     2. Paragraph 1(c)(ii) of the Agreement is hereby amended by deleting the reference therein to "December 31, 2005" and substituting "December 31, 2006" in its place.

     3. Except as modified by this Amendment, all other terms of the Agreement shall continue in full force and effect without modification.

     4. This Amendment may be executed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the day and year first above written.


DATA SYSTEMS & SOFTWARE INC.


By:      /s/ YACOV KAUFMAN
     ---------------------------------------
      Yacov Kaufman, Vice President and
      Chief Financial Officer


By:      /s/ ROBERT L. KUHN
    ----------------------------------------
      Robert L. Kuhn, On Behalf
      of the Board of Directors


         /s/ GEORGE MORGENSTERN
---------------------------------------------
            GEORGE MORGENSTERN


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